EXECUTION COPY Third Amendment to Purchase and Sale Agreement 741927063 19612138 THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT, dated as of June 10, 2021 (this “Amendment”), is entered into among the Originators (the “Originators”) party to the Purchase and Sale Agreement, dated as of March 27, 2019 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”), TURNER BROADCASTING SYSTEM, INC., a Delaware corporation, as the initial servicer (in such capacity, the “Servicer”), and AT&T RECEIVABLES FUNDING II, LLC, a Delaware limited liability company (the “Buyer”). BACKGROUND: A. The Originators, the Servicer and the Buyer are parties to the Agreement. B. Concurrently herewith, the Seller, the Servicer, the Purchasers party thereto, the Group Agents party thereto, PNC Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), and PNC Capital Markets LLC, as Structuring Agent, are entering into that certain Sixth Amendment to Amended and Restated Receivables Purchase Agreement, dated as of the date hereof (the “Sixth Amendment to A&R RPA”). C. The parties hereto desire to amend the Agreement as set forth herein. NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Purchase and Sale Agreement or in the Receivables Purchase Agreement (as defined in the Purchase and Sale Agreement). SECTION 2. Amendments to the Agreement. The Agreement is hereby amended as set forth in Exhibit A to this Amendment, with text marked in underline indicating additions to the Agreement and with text marked in strikethrough indicating deletions to the Agreement. SECTION 3. Representations and Warranties. Each of the Originators, the Servicer and the Buyer hereby represents and warrants as follows: a. Representations and Warranties. After giving effect to this Amendment, the representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date). b. Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by

2 Third Amendment to Purchase and Sale Agreement all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms. c. No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Event of Termination or Unmatured Event of Termination exists or shall exist. SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein. SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon (i) receipt by the Administrative Agent of duly executed counterparts of this Amendment and (ii) the effectiveness of the Sixth Amendment to A&R RPA in accordance with the terms thereof. SECTION 6. Amendment is a Transaction Document. For the avoidance of doubt, this Amendment shall constitute a Transaction Document for all purposes. SECTION 7. Section Headings. The various section headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. SECTION 8. Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF). SECTION 9. SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 9 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER PURCHASER PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST ANY ORIGINATOR OR THE

3 Third Amendment to Purchase and Sale Agreement SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN THE TRANSACTION DOCUMENTS. NOTHING IN THIS SECTION 9 SHALL AFFECT THE RIGHT OF THE PARTIES HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. SECTION 10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT. SECTION 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. SECTION 12. Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. [Signature Pages Follow]

S-1 Third Amendment to Purchase and Sale Agreement 741927063 19612138 IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed by its duly authorized officer as of the date and year first above written. AT&T RECEIVABLES FUNDING II, LLC, as Buyer By:_______________________________________ Name: Andrew B. Keiser Title: Assistant Treasurer TURNER BROADCASTING SYSTEM, INC., as an Originator and as Servicer By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer HOME BOX OFFICE, INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer HBO DIGITAL SERVICES, INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer HBO HOME ENTERTAINMENT, INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer

S-1 Third Amendment to Purchase and Sale Agreement 741927063 19612138 IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed by its duly authorized officer as of the date and year first above written. AT&T RECEIVABLES FUNDING II, LLC, as Buyer By:_______________________________________ Name: Andrew B. Keiser Title: Assistant Treasurer TURNER BROADCASTING SYSTEM, INC., as an Originator and as Servicer By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer HOME BOX OFFICE, INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer HBO DIGITAL SERVICES, INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer HBO HOME ENTERTAINMENT, INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer

S-2 Third Amendment to Purchase and Sale Agreement 741927063 19612138 AC HOLDINGS, INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer BLEACHER REPORT, INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer CABLE NEWS NETWORK, INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer CARTOON INTERACTIVE GROUP, INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer CNN INTERACTIVE GROUP, INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer

S-3 Third Amendment to Purchase and Sale Agreement 741927063 19612138 COURTROOM TELEVISION NETWORK, LLC, as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer GREAT BIG STORY, LLC, as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer TBS INTERACTIVE GROUP, INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer THE CARTOON NETWORK, INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer TNT INTERACTIVE GROUP, INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer

S-4 Third Amendment to Purchase and Sale Agreement 741927063 19612138 TURNER CLASSIC MOVIES, INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer TURNER NETWORK TELEVISION, INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer TURNER SPORTS, INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer TURNER SPORTS INTERACTIVE, INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer WARNER BROS. CONSUMER PRODUCTS INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer

S-5 Third Amendment to Purchase and Sale Agreement 741927063 19612138 WARNER BROS. DISTRIBUTING INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer WARNER BROS. WORLDWIDE TELEVISION DISTRIBUTION INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer WARNER BROS. INTERNATIONAL TELEVISION DISTRIBUTION INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer WB STUDIO ENTERPRISES INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer HORIZON SCRIPTED TELEVISION INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer

S-6 Third Amendment to Purchase and Sale Agreement 741927063 19612138 HORIZON ALTERNATIVE TELEVISION INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer BONANZA PRODUCTIONS INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer TELEPICTURES PRODUCTIONS INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer SHED MEDIA US INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer WARNER HORIZON TELEVISION INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer WARNER BROS. HOME ENTERTAINMENT INC., as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer

S-7 Third Amendment to Purchase and Sale Agreement 741927063 19612138 XANDR INC., as an Originator By:_______________________________________ Name: Andrew B. Keiser Title: Assistant Treasurer DIRECTV, LLC, as an Originator By:_______________________________________ Name: Andrew B. Keiser Title: Vice President and Assistant Treasurer WARNERMEDIA DIRECT, LLC, as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer

S-7 Third Amendment to Purchase and Sale Agreement 741927063 19612138 XANDR INC., as an Originator By:_______________________________________ Name: Andrew B. Keiser Title: Assistant Treasurer DIRECTV, LLC, as an Originator By:_______________________________________ Name: Andrew B. Keiser Title: Vice President and Assistant Treasurer WARNERMEDIA DIRECT, LLC, as an Originator By:_______________________________________ Name: Charles A. Mostella Title: Vice President and Assistant Treasurer

Exhibit A Third Amendment to Purchase and Sale Agreement 741927063 19612138 Exhibit A AMENDMENTS TO PURCASE AND SALE AGREEMENT [attached]

EXHIBIT A TO THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT, DATED AS OF JUNE 10, 2021